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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 22, 1996, in Amendment No. 7 to the Registration Statement (Form S-1 No. 33-38066) and related Prospectus of SBM Certificate Company.

                                                      /s/Ernst & Young LLP

Louisville, Kentucky
February 26, 1996